Weighted-Average Assumptions Used to Determine Net Periodic Pension Cost (Detail)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Schedule of Net Periodic Benefit Costs Weighted Average Assumptions [Line Items]
Discount rate	2.80%	2.80%	2.80%
Expected return on plan assets	3.90%	3.80%	3.60%
Rate of compensation increase	2.60%	2.60%	2.60%